Exhibit 99.1

NEWS RELEASE
Fargo Electronics, Inc.
6533 Flying Cloud Drive
Minneapolis, Minnesota 55344 USA

FOR IMMEDIATE RELEASE

FOR FURTHER INFORMATION:

Paul Stephenson
952-941-9470, ext. 142
E-mail: Paul.Stephenson@fargo.com

ASSA ABLOY’S HID Global Corporation to Acquire Fargo Electronics Inc.

Acquisition expands opportunities for both companies
in secure card issuance and electronic access control

Minneapolis, MN (May 23, 2006) – Fargo Electronics, Inc. (NASDAQ: FRGO) announced today that its board has voted unanimously to enter into a definitive merger agreement to be acquired by ASSA ABLOY’S HID Global Corporation in exchange for an all-cash consideration of $25.50 per share. The transaction is expected to close at the end of the third quarter, subject to stockholder and regulatory approval. The offer is not subject to any financing contingency.

The acquisition is a result of a long-standing relationship between the two security solutions companies and their decision to jointly pursue opportunities in the secure identification field. “We believe that we are now positioned as a leader in the rapidly growing market for secure issuance of corporate and national ID credentials. The combined organizations create the foundation to assure that materials are secure, that the process of issuing a credential is not subject to fraud, and that the resulting product is highly tamper-proof,” stated Denis Hébert, president and CEO of HID Global. Controlled access to materials, intelligent hardware that notifies authorities of misuse, and other enhanced process security features will set a new standard for performance in the industry.

“We value the opportunity to partner with the organization that has created a position of innovation and leadership in card issuance and personalization,” said Joe Grillo, president and CEO of ASSA ABLOY’s Global Technologies Division. “This acquisition complements our existing channel and product offerings, while broadening our capabilities in the rapidly growing secure card issuance category,” added Denis Hébert.

“We’re looking forward to becoming part of HID,” said Gary Holland, president, CEO and chairman of the board of Fargo Electronics. “This is a positive step for both ASSA ABLOY and for Fargo stockholders, and it is exciting for Fargo’s customers and employees as well. HID is well known in the electronic access control industry and is recognized as the trusted brand. With HID’s extensive resources and commitment in the electronic access control business, it will enable us to take our products and technologies to the next level.”

HID is a leading supplier of contactless access control cards and readers, and other security products for corporations and governments globally. HID products are sold through a global network of OEM, distribution, and installer channels, supported by sales, service, and distribution centers in North America, Latin America, Europe, Hong Kong, China, and India.

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The boards of directors of both companies have approved the transaction and Fargo’s board has recommended that its stockholders approve the merger agreement. Fargo stockholders will be asked to vote on the proposed transaction at a special meeting that will be held on a date to be announced. The transaction is subject to Fargo stockholder approval and other customary conditions, including receipt of applicable state and federal regulatory approvals and is expected to be completed in the third quarter of 2006. Fargo customers should not be affected by this transaction either before or after the closing of the merger.

Fargo was advised by Raymond James and Associates, Inc., which provided a fairness opinion on the transaction, with legal counsel provided by Oppenheimer Wolff & Donnelly LLP. ASSA ABLOY and HID Global were advised by UBS Investment Bank with legal counsel provided by Wiggin & Dana LLP.

Important Merger Information

In connection with the proposed merger, Fargo will file a proxy statement with the U.S. Securities and Exchange Commission, or SEC. Investors are advised to read the proxy statement when it becomes available because it will contain important information about the merger and Fargo. Investors may obtain a free copy of the proxy statement (when available) and other documents filed by Fargo with the SEC at the SEC’s web site at http://www.sec.gov. Free copies of the proxy statement, once available, and Fargo’s other filings with the SEC may also be obtained from Fargo at www.fargo.com. Free copies of Fargo’s filings may be obtained by directing a written request to Fargo Electronics, Inc., 6533 Flying Cloud Drive, Eden Prairie, Minnesota 55344, Attention: Paul Stephenson.

Fargo and its directors, executive officers and other members of its management may be deemed to be soliciting proxies from Fargo’s stockholders in favor of the merger. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of Fargo’s executive officers and directors in the merger by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC. These documents will be available free of charge when available at the SEC’s web site at www.sec.gov or by directing a request to Fargo as described above.

About Fargo

Founded in 1974, Fargo Electronics, Inc. is a global leader in the development of secure technologies for identity card issuance systems, including secure card printer/encoders, materials and software. The company has sold more than 120,000 systems in the U.S. and over 80 other countries worldwide. Fargo card issuance systems reduce vulnerabilities and potential for loss of time, money and lives by continually improving the security of identity credentials. Fargo provides physical, information, and transaction security for a wide variety of applications and industries, including government, corporate, national IDs, drivers’ licenses, universities, schools and membership. Based in Minneapolis, Minnesota, USA, Fargo markets its products through a global distribution network of professional security integrators.

About HID

HID is a leading supplier and manufacturer in the access control industry, serving customers worldwide with proximity and contactless smart card technologies; central station managed access controllers; secure and custom card solutions; digital identity and photo card management software solutions; and electronic cylinders. Headquartered in Irvine, California, HID operates international offices that support more than 100 countries and is a member of ASSA ABLOY Global Technologies Division. To learn more, please visit www.hidcorp.com.

Forward-looking Statements

Statements made in this release concerning our expectations about future results or events, are “forward-looking statements”. When used in this release, words such as “anticipate,” “believe,” “estimate,” “expect,” and “forecast” as they relate to us or our management are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. Such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995, and are necessarily subject to risks and uncertainties. Actual results may differ materially from those reflected in these forward-looking statements. These statements are based on current expectations, forecasts and assumptions, and are subject to the risks and uncertainties inherent in general industry and market conditions, general domestic and international economic conditions, and other factors. These risks and uncertainties include, but are not limited to: product acceptance and customer demand for our card personalization systems and proprietary supplies; actions taken and alternative products marketed by our competitors; supplier relationships, including reliance on sole and single-source suppliers; manufacturing or design defects that we may discover after shipment; challenges in successfully implementing a new enterprise resource planning computer system; lack of inventories of component parts or finished goods; our focus on the identification card personalization market; continuing technological changes in our industry; our dependence on a distribution network and the reaction of this network to changes in distribution programs; domestic and international regulations and standards; our dependence on international sales and foreign suppliers; material changes in orders placed by large end users; challenges in effectively managing growth; our dependence on technologies we do not own; complex design that could result in manufacturing delays; protecting and enforcing our intellectual property rights; inadequate protection against infringement claims; the costs of implementing and complying with new regulations enacted in various countries requiring the reduction of hazardous substances in electrical and electronic equipment, including the European Union Waste Electrical and Electronic Equipment Directive and Restriction of Hazardous Substances Directive; and adverse economic and business conditions, including conditions resulting from the terrorist attack on the U.S. on September 11, 2001 and the resulting hostilities and the war with Iraq. For more detail of the risks, uncertainties and other factors that could affect our future operations and results, see our filings with the Securities and Exchange Commission, particularly the Annual Report on Form 10-K for the year ended December 31, 2005, and our Form 10-Q reports.

The Company assumes no obligation to update the forward-looking statements or any other information contained in this release.

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